EXHIBIT 10.3

AMENDMENT NO. 1

TO

NON-EXCLUSIVE LICENSE AGREEMENT FROM
REETECH, LLC TO TEXAS RARE EARTH RESOURCES CORP.

This amendment number one (“Amendment No. 1”) to the Non-Exclusive License Agreement from Reetech, LLC to Texas Rare Earth Resources Corp. (“Non-Exclusive License Agreement”) is hereby entered into and agreed to by Reetech, LLC, a limited liability company having its principal office at 4306 Wallace Road, Lakeland, Florida 33812 (“Reetech”), and Texas Rare Earth Resources Corp., a company incorporated in the State of Delaware, and domiciled at 539 El Paso St., Sierra Blanca, Texas 79851 (“TRER”), effective on this 27th day of August, 2015 (the “Effective Date”).

Capitalized terms not otherwise defined herein have the meaning given to them in the Non-Exclusive License Agreement.

WHEREAS, Reetech and TRER (hereafter individually referred to as a “Party” or collectively as the “Parties”) previously entered into the Non-Exclusive License Agreement.

WHEREAS, Reetech and TRER wish to amend the Non-Exclusive License Agreement pursuant to Section 10.5 thereof.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements set forth in this Amendment No. 1, and other good and valuable consideration, the receipt and adequacy of which the Parties acknowledge, the Parties agree as follows:

1.           Section 1 of the Non-Exclusive License Agreement is hereby amended to add the following subsection 1.10:

1.10           “Rare Earths” means any element or compound of the following species: Lanthanum (La), Cerium (Ce), Praseodymium (Pr), Neodymium (Nd), Samarium (Sm), Europium (Eu), Gadolinium (Gd), Terbium (Tb), Dysprosium (Dy), Holmium (Ho), Erbium (Er), Thulium (Tm), Ytterbium (Yb), Lutetium (Lu), Scandium (Sc), and Yttrium (Y).

2.           Subsection 1.2 of the Non-Exclusive License Agreement is hereby deleted and replaced with the following new Subsection 1.2:

1.2           “Field of Use” means the primary extraction/impurity rejection; group separation of Rare Earths; and further separation and purification for the production of individual purified Rare Earths or mixed purified Rare Earths oxides or carbonates, as well as other products of value, including but not limited to any type of species of value derived from Rare Earths mining and/or beneficiation operations that are generally subjected to acid, alkali, or alkaline leaching.

3.           Subsection 1.3 of the Non-Exclusive License Agreement is hereby deleted and replaced with the following new Subsection 1.3:

1.3           “Outside the Field of Use” means the use of the K-Tech IP for the primary extraction/impurity rejection of Rare Earths, group separation of Rare Earths categories; and further separation and purification for the production of individual purified Rare Earths or mixed purified Rare Earths oxides or carbonates, as well as other products of value, that may be obtained from phosphate mining/beneficiation and/or phosphoric acid and phosphogypsum made therefrom, or for non-Rare Earths projects (“non-Rare Earths projects” being projects where Rare Earths are not the primary products being produced, but where one or more Rare Earths may be produced as by-products of the primary products).

4.           The “Financial Conditions” section of Appendix A to the Non-Exclusive License Agreement is hereby deleted and replaced with the following new section:

Financial Conditions:

License Fee.  Licensee shall pay to Company a one-time license fee of US$5.0 million payable at plant start-up for the annual (calendar year) production of up to 3,000 metric tons of Rare Earths as oxides.  In the event Licensee subsequently desires to produce more than 3,000 metric tons of Rare Earths oxides within any single calendar year, Licensee agrees to pay Company an additional market-based license fee to be negotiated by Licensee and Company before Licensee exceeds the 3,000 metric ton annual limit.

5.           Except as expressly modified herein, all of the terms, covenants and provisions of the Non-Exclusive License Agreement are hereby confirmed and ratified and remain unchanged and in full force and effect.

6.           This Amendment No. 1 may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.  A facsimile signature will be considered an original signature.

{Signatures follow on next page}

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Non-Exclusive License Agreement from Reetech, LLC to Texas Rare Earth Resources Corp. as of the Effective Date set forth above.

For: Reetech, LLC	For: Texas Rare Earth Resources Corp.

Signature: ___________________________________	Signature: ___________________________________
By: Daniel E. Gorski	By: Daniel Gorski
Title: Manager	Title: President & CEO

Date: ___________________	Date: ___________________

Signature: ___________________________________
By: Thomas E. Baroody
Title: Manager

Date: ___________________